UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549


                                    ----------------------

                                           FORM 8-K

                                        CURRENT REPORT
                            Pursuant to Section 13 or 15(d) of the
                                Securities Exchange Act of 1934


Date of report (Date of earliest event reported)      November 9, 2004
                                                 ----------------------------------------------



                               Marsh & McLennan Companies, Inc.
-----------------------------------------------------------------------------------------------
                      (Exact Name of Registrant as Specified in Charter)



           Delaware                         1-5998                         36-2668272
------------------------------- ----------------------------- ---------------------------------
 (State or Other Jurisdiction      (Commission File Number)              (IRS Employer
      of Incorporation)                                                Identification No.)


     1166 Avenue of the Americas, New York, NY                               10036
-----------------------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                               (Zip Code)


Registrant's telephone number, including area code    (212) 345-5000
                                                   --------------------------------------------


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))




                          Section 2--Financial Condition

Item 2.02.  Results of Operations and Financial Condition.

      On November 9, 2004, Marsh & McLennan Companies, Inc. issued a press release announcing its unaudited third quarter financial results for the quarter ended September 30, 2004, and that its chief executive officer and chief financial officer will lead a conference call to discuss the third quarter results at 11:00 a.m. ET on November 9, 2004. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.


                   Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

            (c) Exhibits

            99.1  Press release issued November 9, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MARSH & McLENNAN COMPANIES, INC.

                                        By: /s/ Bart Schwartz
                                            -----------------------------------
                                            Name:  Bart Schwartz
                                            Title: Deputy General Counsel
                                                    & Corporate Secretary


Date: November 9, 2004